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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):June 23, 2011

                             ----------------------

                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On June 20, 2011 Research Frontiers Inc. and its licensee Vision Systems jointly announced that SPD-Smart electronically dimmable window shades supplied by Vision Systems were being presented by an unnamed
OEM in their full aircraft cabin mockup at the 49th International
Paris Air Show being held from June 20-26, 2011 at Le Bourget Airport in France. Details are noted in the press release reproduced below.

On June 23, 2011, with authorization from their customer Bombardier Aerospace, Vision Systems revealed in the press release reproduced below that their Noctis brand of SPD-Smart aircraft window shades was featured in the first class business section of the Bombardier Aerospace mockup at the Paris Air Show. As noted in the June 20, 2011 press release, another OEM had featured SPD-Smart aircraft window shade technology in the mockup of their new aircraft at the European Business Aviation Convention & Exhibition (EBACE) event in Geneva in May. However,
Vision Systems' June 23, 2011 announcement marks the first time that the OEM displaying SPD-Smart window shade technology was publicly identified.

Speaking from the Paris Air Show, Joseph M. Harary, President and CEO of Research Frontiers, noted that according to a Bombardier spokesperson, customer reaction to these SPD-Smart windows and to the aircraft in general was very enthusiastic all week, with additional orders being placed from the Paris Air Show.

The CSeries from Bombardier is a technologically advanced family of aircraft for the 100 to 149-seat commercial segment. According to Bombardier Aerospace's description oth their new aircraft, the body of CSeries aircraft is built with advanced structural materials to deliver significant weight savings which contributes to the aircraft's 20% fuel burn advantage over any in-production aircraft in its class. Its design offers customers a 25% direct maintenance cost savings, produces 20% fewer CO2 emissions and provides passengers with exceptional comfort for an enhanced travel experience.

Bombardier Aerospace reported that it had a very successful week at the 2011 Paris Air Show with firm orders, options and purchase rights for its CSeries airliner and other business aircraft. In June alone, customers placed firm orders for 33 CSeries aircraft and commitments for options and letters of intent for 49 additional aircraft were also placed. Entry into service of the CSeries is scheduled for 2013, and to date, more than 120 firm orders have been placed.

##########

         Bombardier Showcases Vision Systems'
     Shading System in its CSeries  Aircraft Mock-Up


Le Bourget, Paris, June, 23, 2011- During the Paris Air Show, Vision System's latest breakthrough shading system, Noctis, will be on display in Bombardier Aerospace's CSeries*, aircraft cabin mock-up. Bombardier has equipped the business class windows in its mock-up with the Noctis system for market evaluation purposes.

With Noctis, business class passengers are able to instantly and uniformly control the level of light and intensity of heat entering the cabin. Consistent switching speed, and shading levels, ranging from very bright to blackout, give the cabin an amazing look and comfortable feeling. This innovative concept can be controlled directly at the seat and/or by the cabin crew to synchronize multiple tintable windows at the same time.

This new technology opens up a new array of design possibilities for aircrafts and helicopters. Noctis can be used as solar protection, for black-out or as a cabin divider, allowing areas of privacy.

Developed for the 100- to 149-seat market segment, the CSeries family of aircraft is Bombardier's all new mainline transport solution.

* Trademark of Bombardier Inc or its subsidiaries

About Vision Systems

Leader in cockpit solar protection products, referenced by all the most significant OEM of the sector, Vision Systems, thanks to its large range of innovative cabin shading systems, is the only aeronautics supplier producing cockpit and cabin solar protection.

##########

     SPD-Smart Window Shades Presented At The 2011 Paris Air Show

     SPD-Smart Window Shades Reduce Heat Build-up in Aircraft Cabins, Protect Interiors and Provide a More Satisfying Flying Experience

Paris Air Show-Le Bourget, FRANCE. Monday, June 20, 2011 - SPD-Smart electronically dimmable window shades supplied by Research Frontiers (Nasdaq: REFR) licensee Vision Systems are being presented by an OEM in their full cabin mockup at the 49th International Paris Air Show being held from June 20-26, 2011 at Le Bourget Airport in France.

Vision Systems' SPD-Smart Nuance and Noctis aerospace windows offer instant and precise light-control at every level which provides original equipment manufacturers and private aircraft owners a solar protection solution that enhances flying comfort and supports fuel efficiency.
These electronically dimmable aircraft and helicopter window shades and cabin dividers are impact-resistant, completely silent, available in flat and curved surfaces, and can be controlled by the cabin management system or by passengers. Vision Systems' Noctis SPD-Smart product line offers enhanced blackout solar protection and complete privacy.

Carl Putman, CEO of Vision Systems, commented: "OEM interest in our Nuance and Noctis brand of SPD-Smart window shades has accelerated. Last month at the European Business Aviation Convention & Exhibition (EBACE) event in Geneva, visitors to our booth and also at our OEM customer's mock-up at EBACE experienced for the first time in an aircraft mockup the many benefits that this technology offers to aircraft owners and operators from an operational standpoint, and the in-flight benefits for flight crews and passengers. Here at the Paris Air Show, yet another major OEM has exhibited this technology in a significant way as part of their full aircraft cabin mockup. These aircraft are scheduled to go into service in 2012 and 2013, and we have geared up our production accordingly based upon the very good order book that both of these aircraft have amassed already."

Made with patented light-control SPD film developed by Research Frontiers and currently being produced by Hitachi Chemical Company in their dedicated factory line in Japan, SPD-SmartGlass is the world's fastest-switching variably tintable dynamic glazing technology. It is the only dimmable window technology that gives users the ability to instantly and precisely control the level of shading to any point between very dark and clear. This provides exceptional control over solar energy while also adding to user comfort and protecting interiors. Available in both glass and lightweight polycarbonate substrates, SPD-Smart products - windows, sunroofs, skylights, doors, partitions and more - are laminated glazings that offer a distinctive combination of energy efficiency and security, can be controlled manually or automatically, and are available in custom sizes and fabrications for original equipment, new construction, replacement and retrofit projects.

About Vision Systems

Vision Systems is a first tier system supplier of the automotive and aeronautics industries. Based in France for more than 70 years, the company has 230 employees and has reached a turnover of 26 million Euros in 2009. The company's products are focused on innovation and are designed to ensure competitive advantage to all customers both on cost and quality performance.

Vision Systems operates two business units: Vision Systems Automotive and Vision Systems Aeronautics.

Vision Systems Automotive is a business unit dedicated to develop and produce systems for coaches, busses, trucks, camping-cars and railway. To reach its growth goals, the automotive division has heavily invested by designing innovative systems based on multiple technologies such as electronics, video and mechanics. By assembling these multiple technologies, Vision Systems Automotive offers to OEMs turnkey systems in complete systems that are easy to integrate in complex environments.

Vision Systems Aeronautics is dedicated to develop and produce systems for commercial, regional, and business aircraft, and helicopters. The aeronautics division has focused on the design, testing and production of innovative systems to secure its world leadership on solar protections and to develop turnkey cab interior solutions to improve passenger comfort.

Further information about Vision Systems' SPD-Smart products can be found at www.vision-systems-aero.fr/-Nuance-.

About Research Frontiers Inc.

Research Frontiers Inc. (Nasdaq: REFR) is the developer of SPD-Smart light-control technology which allows users to instantly, precisely and uniformly control the shading of glass or plastic, either manually or automatically. Having invested over $80 million to date to develop its technology, Research Frontiers currently holds approximately 500 patents and patent applications and has built an infrastructure of 39 licensed companies that collectively are capable of serving the growing global demand for smart glass products in automobiles, homes, buildings, aircraft and boats. Further information about SPD-Smart technology, Research Frontiers and its licensees can be found at www.SmartGlass.com.

Note: From time to time Research Frontiers may issue forward-looking statements which involve risks and uncertainties. This press release contains forward-looking statements. Actual results could differ and are not guaranteed. Any forward-looking statements should be considered accordingly. "SPD-Smart" and "SPD-SmartGlass" are trademarks of Research Frontiers Inc. "Nuance" and "Noctis" are trademarks of Vision Systems.

For further information please contact:

Mr. Jerome Monvaillier
Vision Systems Aeronautics
jmonvaillier@visionsystems.fr

Joseph M. Harary, President and CEO
Research Frontiers Inc.
+1-516-364-1902
Info@SmartGlass.com

##########


The Press Releases are reproduced above and are also available at various places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press releases reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities
Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President and CEO

Dated: June 24, 2011